                                                   Exhibit 99.10
--------------------------------------------------------------------------------
                                                   Monthly Operating Report
---------------------------------------------
CASE NAME: Flight One Logistics, Inc.              ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------------

               UNITED STATES BANKRUPTCY COURT

                 NORTHERN DISTRICT OF TEXAS

                       SIXTH DIVISION

                  MONTHLY OPERATING REPORT

               MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                    Chief Financial Officer
---------------------------------------        ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

Drew Keith                                              1/22/2002
---------------------------------------        ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:

/s/ Jessica L. Wilson                             Chief Accounting Officer
---------------------------------------        ------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE

Jessica L. Wilson                                       1/22/2002
---------------------------------------        ------------------------------
PRINTED NAME OF PREPARER                                  DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report
-----------------------------------------
CASE NAME: Flight One Logistics, Inc.                     ACCRUAL BASIS-1
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
-----------------------------------------

-----------------------------------------

COMPARATIVE BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE          MONTH                  MONTH                   MONTH
                                                                   ------------------------------------------------------------
ASSETS                                               AMOUNT        October 2001           November 2001          December 2001
-------------------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                                                  $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                                    $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                                      $     0            $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                                          $20,742                 $20,742                $20,742
-------------------------------------------------------------------------------------------------------------------------------
5.   INVENTORY                                                          $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                                   $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                                   $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                             $39,149               ($56)                   ($56)                  ($56)
-------------------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                            $39,149            $20,686                 $20,686                $20,686
-------------------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                                        $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                                           $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                                       $     0            $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                                  $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                                         $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                                $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                                    $39,149            $20,686                 $20,686                $20,686
-------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                                   $     0                 $     0                $   250
-------------------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                                      $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                                      $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL  FEES                                                 $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                                       $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH  LIST)                                               $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                                        $     0                 $     0                $   250
-------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                                       $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                                                      $     0                 $     0                $     0
-------------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                                                    ($16,740)               ($16,740)              ($16,740)
-------------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                                $     0                 $     0                     $0
-------------------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES                   $     0           ($16,740)               ($16,740)              ($16,740)
-------------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                               $     0           ($16,740)               ($16,740)              ($16,490)
-------------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                                         $38,956                 $38,956                $38,956
-------------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                                   ($1,530)                ($1,530)               ($1,780)
-------------------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                                    $     0            $37,426                 $37,426                $37,176
-------------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                                  $     0            $20,686                 $20,686                $20,686
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report
------------------------------------------
CASE  NAME: Flight One Logistics, Inc.           ACCRUAL BASIS-2
------------------------------------------

------------------------------------------
CASE  NUMBER: 400-42069-BJH                           02/13/95, RWD, 2/96
------------------------------------------

--------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------
                                                MONTH             MONTH              MONTH           QUARTER
                                            ------------------------------------------------------
REVENUES                                     October 2001      November 2001     December 2001        TOTAL
---------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                    $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                         $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                       $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                          $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                      $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                   $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                          $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                      $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
---------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER  COMPENSATION                     $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
10.  SELLING &  MARKETING                              $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                          $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                      $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                               $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                          $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                                  $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT.  LIST)                 $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT.  LIST)                $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
18.  INTEREST  EXPENSE                                 $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                          $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                      $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                               $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                       $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                                 $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                                 $0                 $0            $  250        $  250
---------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                               $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                     $0                 $0            $  250        $  250
---------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                        $0                 $0            $    0        $    0
---------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                                 $0                 $0             ($250)        ($250)
---------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

                                                       Monthly Operating Report
--------------------------------------------
CASE  NAME: Flight One Logistics, Inc.            ACCRUAL BASIS-3
--------------------------------------------

--------------------------------------------
CASE  NUMBER: 400-42069-BJH                            02/13/95, RWD, 2/96
--------------------------------------------

-------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                              MONTH             MONTH               MONTH          QUARTER
                                          -------------------------------------------------------
DISBURSEMENTS                               October 2001     November 2001       December 2001       TOTAL
-------------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                        $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
RECEIPTS FROM  OPERATIONS
-------------------------------------------------------------------------------------------------------------
2.   CASH SALES                                       $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------
3.   PREPETITION                                      $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
4.   POSTPETITION                                     $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING  RECEIPTS                        $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES  (ATTACH  LIST)                 $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                                   $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH  LIST)                             $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING  RECEIPTS                    $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                                   $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                             $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                                      $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                               $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID                    $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                            $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
16.  UTILITIES                                        $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
17.  INSURANCE                                        $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                              $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                                 $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
20.  TRAVEL                                           $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                                    $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                            $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
23.  SUPPLIES                                         $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
24.  ADVERTISING                                      $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                              $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS                    $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                                $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                                $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH  LIST)                             $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION  EXPENSES                   $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                              $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                                    $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                              $0                $0                  $0           $0
-------------------------------------------------------------------------------------------------------------

===============================================================================
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -------------------------------------------
    CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS-4
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96
    -------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE            MONTH                   MONTH              MONTH
                                                                     --------------------------------------------------------------
    ACCOUNTS RECEIVABLE AGING                              AMOUNT          October 2001           November 2001      December 2001
    -------------------------------------------------------------------------------------------------------------------------------

    1.   0-30                                                                   $     0                 $     0            $     0
    -------------------------------------------------------------------------------------------------------------------------------
    2.   31-60                                                                  $     0                 $     0            $     0
    -------------------------------------------------------------------------------------------------------------------------------
    3.   61-90                                                                  $     0                 $     0            $     0
    -------------------------------------------------------------------------------------------------------------------------------
    4.   91+                                                                    $20,742                 $20,742            $20,742
    -------------------------------------------------------------------------------------------------------------------------------
    5.   TOTAL ACCOUNTS RECEIVABLE                               $0             $20,742                 $20,742            $20,742
    -------------------------------------------------------------------------------------------------------------------------------
    6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                        $     0                 $     0            $     0
    -------------------------------------------------------------------------------------------------------------------------------
    7.   ACCOUNTS RECEIVABLE (NET)                               $0             $20,742                 $20,742            $20,742
    -------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------
    AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH:      December 2001
                                                                                         ------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
                                                0-30          31-60             61-90                     91+
    TAXES PAYABLE                               DAYS           DAYS              DAYS                    DAYS              TOTAL
    -------------------------------------------------------------------------------------------------------------------------------
    1.   FEDERAL                                $  0             $0                  $0                      $0               $  0
    -------------------------------------------------------------------------------------------------------------------------------
    2.   STATE                                  $  0             $0                  $0                      $0               $  0
    -------------------------------------------------------------------------------------------------------------------------------
    3.   LOCAL                                  $  0             $0                  $0                      $0               $  0
    -------------------------------------------------------------------------------------------------------------------------------
    4.   OTHER (ATTACH LIST)                    $  0             $0                  $0                      $0               $  0
    -------------------------------------------------------------------------------------------------------------------------------
    5.   TOTAL TAXES PAYABLE                    $  0             $0                  $0                      $0               $  0
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    6.   ACCOUNTS PAYABLE                       $250             $0                  $0                      $0               $250
    -------------------------------------------------------------------------------------------------------------------------------

    ------------------------------------
    STATUS OF POSTPETITION TAXES                                                   MONTH:      December 2001
                                                                                         ------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING        AMOUNT                                      ENDING
                                                             TAX        WITHHELD AND/              AMOUNT                TAX
    FEDERAL                                              LIABILITY*       0R ACCRUED                PAID              LIABILITY
    -------------------------------------------------------------------------------------------------------------------------------
    1.   WITHHOLDING**                                           $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    2.   FICA-EMPLOYEE**                                         $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    3.   FICA-EMPLOYER**                                         $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    4.   UNEMPLOYMENT                                            $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    5.   INCOME                                                  $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    6.   OTHER (ATTACH LIST)                                     $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    7.   TOTAL FEDERAL TAXES                                     $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    -------------------------------------------------------------------------------------------------------------------------------
    8.   WITHHOLDING                                             $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    9.   SALES                                                   $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    10.  EXCISE                                                  $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    11.  UNEMPLOYMENT                                            $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    12.  REAL PROPERTY                                           $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    13.  PERSONAL PROPERTY                                       $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    14.  OTHER (ATTACH LIST)                                     $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    15.  TOTAL STATE & LOCAL                                     $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    16.  TOTAL TAXES                                             $0                  $0                      $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------

     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

----------------------------------------
CASE NAME: Flight One Logistics, Inc.             ACCRUAL BASIS-5
----------------------------------------
----------------------------------------
CASE NUMBER: 400-42069-BJH                           02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                MONTH:  December 2001
----------------------------------------               --------------------------------------------
BANK RECONCILIATIONS

---------------------------------------------------------------------------------------------------
                                           Account #1      Account #2     Account #3
-------------------------------------------------------------------------------------
A.     BANK:                                 N/A                                            TOTAL
-------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                       N/A
-------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                       N/A
---------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                    $0
---------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED              $0
---------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                  $0
---------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                       $0
---------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                   $0              $0             $0             $0
---------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
---------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS

---------------------------------------------------------------------------------------------------
                                           DATE OF          TYPE OF       PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                PURCHASE        INSTRUMENT       PRICE           VALUE
---------------------------------------------------------------------------------------------------
7.   N/A
---------------------------------------------------------------------------------------------------
8.   N/A
---------------------------------------------------------------------------------------------------
9.   N/A
---------------------------------------------------------------------------------------------------
10.  N/A
---------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                            $0             $0
---------------------------------------------------------------------------------------------------

----------------------------------------
CASH

---------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                            $0
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                   $0
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

 ----------------------------------------
  CASE NAME: Flight One Logistics, Inc.       ACCRUAL BASIS-6
 ----------------------------------------

 ----------------------------------------
  CASE NUMBER: 400-42069-BJH                      02/13/95, RWD, 2/96
 ----------------------------------------

                                                  MONTH:  December 2001
                                                  -----------------------------

-----------------------------------------
 PAYMENTS TO INSIDERS AND PROFESSIONALS
-----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                TYPE OF          AMOUNT             TOTAL PAID
              NAME              PAYMENT           PAID               TO DATE
--------------------------------------------------------------------------------
1.   N/A
--------------------------------------------------------------------------------
2.   N/A
--------------------------------------------------------------------------------
3.   N/A
--------------------------------------------------------------------------------
4.   N/A
--------------------------------------------------------------------------------
5.   N/A
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                  $0                   $0
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
-------------------------------------------------------------------------------------------------------
                                   DATE OF COURT                                             TOTAL
                                 ORDER AUTHORIZING      AMOUNT     AMOUNT     TOTAL PAID    INCURRED
                     NAME            PAYMENT           APPROVED     PAID        TO DATE    & UNPAID *
-------------------------------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                    $0         $0           $0           $0
-------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                           SCHEDULED    AMOUNTS
                                            MONTHLY       PAID             TOTAL
                                           PAYMENTS      DURING           UNPAID
                   NAME OF CREDITOR           DUE        MONTH         POSTPETITION
-------------------------------------------------------------------------------------
1.   N/A
-------------------------------------------------------------------------------------
2.   N/A
-------------------------------------------------------------------------------------
3.   N/A
-------------------------------------------------------------------------------------
4.   N/A
-------------------------------------------------------------------------------------
5.   N/A
-------------------------------------------------------------------------------------
6.   TOTAL                                    $0          $0               $0
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

 -----------------------------------------
 CASE  NAME: Flight One Logistics, Inc.          ACCRUAL  BASIS-7
 -----------------------------------------

 -----------------------------------------
 CASE  NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
 -----------------------------------------
                                                 MONTH: December 2001
                                                        ------------------------

 ------------------------------
 QUESTIONNAIRE

 -------------------------------------------------------------------------------
                                                                 YES      NO
 -------------------------------------------------------------------------------
 1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
 -------------------------------------------------------------------------------
 2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                           X
--------------------------------------------------------------------------------
 3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                     X
--------------------------------------------------------------------------------
 4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                               X
--------------------------------------------------------------------------------
 5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                               X
--------------------------------------------------------------------------------
 6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
 7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                            X
--------------------------------------------------------------------------------
 8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
--------------------------------------------------------------------------------
 9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                          X
--------------------------------------------------------------------------------
 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                    X
--------------------------------------------------------------------------------
 12. ARE ANY WAGE PAYMENTS PAST DUE?                                      X



IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------
 INSURANCE
--------------------------------------------------------------------------------
                                                                 YES     NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                             X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                               X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
This is a non-operating entity. There are no assets or employees with which to cover with insurance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
           TYPE OF                                             PAYMENT AMOUNT
            POLICY          CARRIER       PERIOD COVERED        & FREQUENCY
--------------------------------------------------------------------------------
     N/A
--------------------------------------------------------------------------------
     N/A
--------------------------------------------------------------------------------
     N/A
--------------------------------------------------------------------------------
     N/A
--------------------------------------------------------------------------------
     N/A
--------------------------------------------------------------------------------
     N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

    ------------------------------------------
    CASE NAME: Flight One Logistics, Inc.                  FOOTNOTES SUPPLEMENT
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42069-BJH                               ACCRUAL BASIS
    ------------------------------------------

                                              MONTH:         December 2001
                                                       -------------------------

    ----------------------------------------------------------------------------
     ACCRUAL BASIS    LINE
      FORM NUMBER    NUMBER              FOOTNOTE/EXPLANATION
    ----------------------------------------------------------------------------

          6                   All Professional fees related to the
    ----------------------------------------------------------------------------
                               Reorganization of the Company are disbursed out
    ----------------------------------------------------------------------------
                               of Kitty Hawk, Inc. (Parent Company). Refer to
    ----------------------------------------------------------------------------
                               Case # 400-42141
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          General             This is a non-operating Company.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          4            6      All assessments of uncollectible accounts
    ----------------------------------------------------------------------------
                               receivable are done at Kitty Hawk, Inc. Refer to
    ----------------------------------------------------------------------------
                               Case #400-42141. All reserves are recorded at
    ----------------------------------------------------------------------------
                               Inc. and pushed down to Inc.'s subsidiaries as
    ----------------------------------------------------------------------------
                               deemed necessary.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
          3            28     All payments are made by Kitty Hawk, Inc. (Case
    ----------------------------------------------------------------------------
                               #400-42141)
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                          December 2001


8.    OTHER (ATTACH LIST)           $                  (56)Reported
                                   ------------------------

         Intercompany Receivables                      (56)Detail
                                   ------------------------
                                                        -  Difference